UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 21, 2026

ELECTRO-SENSORS, INC.

 (Exact name of Registrant as Specified in its Charter)

Minnesota	000-09587	41-0943459

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6111 Blue Circle Drive

 Minnetonka, Minnesota 55343-9108

(Address of Principal Executive Offices)

(952) 930-0100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	ELSE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 21, 2026, Electro-Sensors, Inc. (the “Company”) held a special meeting of shareholders (the “Special Meeting”) to consider and vote on the proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 26, 2026 (the “Proxy Statement”).

As of the close of business on June 10, 2026, the record date for the Special Meeting (the “Record Date”), there were 3,532,423 issued and outstanding shares of the Company’s common stock, par value $0.10 per share (the “Company Common Stock”), entitled to vote at the Special Meeting. At the Special Meeting, the holders of a total of 2,371,955 shares of Company Common Stock, representing approximately 67.14% of the shares of Company Common Stock entitled to vote at the Special Meeting, were represented virtually or by proxy, constituting a quorum. The final results for the votes regarding each proposal are set forth below.

Proposal 1 - The Merger Proposal

Proposal 1 (the “Merger Proposal”) was to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of April 20, 2026, by and among the Company, steute Industrial Controls, Inc., a Connecticut corporation (“Parent”), and Steute Burwell, Inc., a Minnesota corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent.

The results with respect to the Merger Proposal are set forth below and the proposal was approved:

Votes For	Votes Against	Abstentions
2,339,552	5,382	27,021

The merger remains subject to the satisfaction or waiver of the remaining conditions to closing contained in the Merger Agreement.

Proposal 2 - The Compensation Proposal

Proposal 2 (the “Compensation Proposal”) was to consider and vote on a proposal to approve, on a non-binding, advisory basis, compensation that may be paid or become payable to the Company’s named executive officer in accordance with Item 402(t) of Regulation S-K.

The results with respect to the Compensation Proposal are set forth below and the proposal was approved:

Votes For	Votes Against	Abstentions
1,789,409	397,574	184,972

Proposal 3 - The Adjournment Proposal

Proposal 3 (the “Adjournment Proposal”) was to consider and vote on a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the proposals described in the Proxy Statement, in the event the Company did not receive the requisite shareholder vote to approve such proposals or establish a quorum.

The results with respect to the Adjournment Proposal are set forth below and the proposal was approved:

Votes For	Votes Against	Abstentions
2,188,445	169,648	13,862

Forward-Looking Statements

Any statements in this Form 8-K about the Company’s future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, and actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements about Parent’s proposed acquisition of the Company, the ability of Parent and the Company to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the merger contemplated thereby and the other conditions set forth in the Merger Agreement, statements about the expected timetable for completing the proposed transaction, Parent’s and the Company’s beliefs and expectations and statements about the benefits sought to be achieved in Parent’s proposed acquisition of the Company, the potential effects of the acquisition on the Company, the possibility of any termination of the Merger Agreement, as well as other statements containing the words “anticipates,” “believes,” “continue,” “expects,” “intends,” “look forward,” “plans,” “toward,” “will” and similar expressions.

You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond the Company’s control. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties.

Such risks and uncertainties include, without limitation, (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (ii) the satisfaction or waiver of closing conditions to the consummation of the proposed transaction, including the receipt of the requisite approval of the Company’s shareholders; (iii) the effects of disruption from the proposed transaction contemplated by the Merger Agreement and the impact of the announcement and pendency of the proposed transaction on the Company’s business; (iv) the effects of the proposed transaction on relationships with employees, customers, suppliers, other business partners or governmental entities; (v) the response of competitors to the proposed transaction; (vi) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (vii) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (viii) significant costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities; (xi) general industry conditions and competition; and (xii) general economic factors.

These risks, as well as other risks associated with the proposed transaction, are described in additional detail in the proxy statement filed with the SEC in connection with the proposed transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Company’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time and available at www.sec.gov. All forward-looking statements contained in this communication speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether because of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ELECTRO-SENSORS, INC.

Date: July 27, 2026	By:	/s/ David L. Klenk
David L. Klenk
Chief Executive Officer and Chief Financial Officer